Exhibit 99.2 JCPenney Business Plan May 2020 Confidential – Subject to Non‐Disclosure AgreementExhibit 99.2 JCPenney Business Plan May 2020 Confidential – Subject to Non‐Disclosure Agreement

Disclaimer This presentation and all information contained therein (this “Presentation”) has been prepared at the direction of J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) and is being delivered for informational purposes only  on behalf of the Company to a limited number of parties by the following financial and legal advisors: Lazard Frères & Co.  LLC, Kirkland & Ellis LLP, and AlixPartners LLP (collectively, the “Advisors”).  This Presentation is being provided  as a preliminary draft and is subject to material change, does not purport to be all‐inclusive or to necessarily contain all  information that a prospective counterparty may desire in investigating the Company, and is subject to Federal  Rule of Evidence 408 and all similar rules under applicable law.  This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their  respective employees, directors, officers, contractors, advisors, members, successors,  representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and  no such party shall have any liability for any material misstatements, omissions or other  errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own  independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change.  Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation.  The Company reserves the right, at any  time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine  not to proceed with, any transaction, without prior notice to any other interested parties.  The  Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures.  Except as otherwise expressly agreed, the Company shall have no  legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed.  The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by  you and the Company (the “Confidentiality Agreement”) and recipients are therefore  bound by the Confidentiality Agreement in respect of all information contained in this presentation.   This Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any  securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale  would be unlawful.  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the  transactions contemplated hereby or determined if this Presentation is truthful or  complete.  Recipients of this Presentation should not construe the contents hereof to constitute legal, tax, regulatory, financial, accounting or  other advice.  Any recipient of this Presentation should seek advice from its own  independent tax advisor, legal counsel and/or other advisor with respect to such matters. In addition, this Presentation includes certain estimates, targets, projections and forward‐looking statements provided by the Company with respect  to the anticipated future performance of the Company.  Such estimates, targets,  projections and forward‐looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the  Company, and are subject to significant business, economic and  competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company.  Accordingly, these statements are  inherently speculative, and there can be no assurances or guarantees that such estimates,  targets, projections or forward‐looking statements will be realized.  Actual results may vary from anticipated results and such variations may  be material. Past performance is not a guarantee of future results.  No representations or  warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward‐looking  statements based thereon.  You are cautioned not to place undue reliance upon any of these  projections or statements, which speak only as of the date made. Each recipient of this Presentation should make an independent assessment of the merits of pursuing a transaction and should consult its  own professional advisors.  Except as otherwise expressly indicated herein, this Presentation speaks as of the date hereof and as of the date at which such  information contained therein is expressed to be stated, as applicable.  The delivery of this Presentation  does not create any implication that there has been no change in the business and affairs of the Company since such date. Neither  the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or  representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies  or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or  indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such  transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation  or warranty, express or implied, has been made with respect to such process or proposed  structuring.  None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the  recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the  issuance or delivery of this Presentation.  The recipient of this Presentation may not construe the  contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors  as to legal, tax, and related matters concerning future involvement with the Company. 2 Confidential – Subject to Non‐Disclosure Agreement     |Disclaimer This presentation and all information contained therein (this “Presentation”) has been prepared at the direction of J. C. Penney Company, Inc. (“J. C. Penney” or the “Company”) and is being delivered for informational purposes only on behalf of the Company to a limited number of parties by the following financial and legal advisors: Lazard Frères & Co. LLC, Kirkland & Ellis LLP, and AlixPartners LLP (collectively, the “Advisors”). This Presentation is being provided as a preliminary draft and is subject to material change, does not purport to be all‐inclusive or to necessarily contain all information that a prospective counterparty may desire in investigating the Company, and is subject to Federal Rule of Evidence 408 and all similar rules under applicable law. This Presentation has not been independently verified by the Advisors. None of the Company, the Advisors, their respective affiliates or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents make any express or implied representation or warranty as to the accuracy or completeness of this Presentation, and no such party shall have any liability for any material misstatements, omissions or other errors in this Presentation or any other written or oral communications transmitted to the recipient in connection therewith. The recipient shall not rely on any information set forth in this Presentation, and should conduct its own independent investigation of the Company and any proposed transaction. This Presentation is provided as of the date hereof and is subject to change. Neither the Company nor the Advisors is under any obligation to update, amend or supplement this Presentation. The Company reserves the right, at any time, to negotiate with any one or more interested parties or to enter into any definitive agreement with respect to, or to determine not to proceed with, any transaction, without prior notice to any other interested parties. The Company reserves the unconditional right to terminate, at any time, and for any or no reason, further participation by any party and to modify any other procedures. Except as otherwise expressly agreed, the Company shall have no legal commitment or obligation to any recipient of this Presentation unless and until a definitive agreement has been fully executed. The existence and contents of this Presentation are being provided to you pursuant to the Confidentiality Agreement previously entered into by you and the Company (the “Confidentiality Agreement”) and recipients are therefore bound by the Confidentiality Agreement in respect of all information contained in this presentation. This Presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this Presentation is truthful or complete. Recipients of this Presentation should not construe the contents hereof to constitute legal, tax, regulatory, financial, accounting or other advice. Any recipient of this Presentation should seek advice from its own independent tax advisor, legal counsel and/or other advisor with respect to such matters. In addition, this Presentation includes certain estimates, targets, projections and forward‐looking statements provided by the Company with respect to the anticipated future performance of the Company. Such estimates, targets, projections and forward‐looking statements reflect various assumptions and subjective judgments of management concerning the future performance of the Company, and are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, these statements are inherently speculative, and there can be no assurances or guarantees that such estimates, targets, projections or forward‐looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Past performance is not a guarantee of future results. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the estimates, targets, projections or forward‐looking statements based thereon. You are cautioned not to place undue reliance upon any of these projections or statements, which speak only as of the date made. Each recipient of this Presentation should make an independent assessment of the merits of pursuing a transaction and should consult its own professional advisors. Except as otherwise expressly indicated herein, this Presentation speaks as of the date hereof and as of the date at which such information contained therein is expressed to be stated, as applicable. The delivery of this Presentation does not create any implication that there has been no change in the business and affairs of the Company since such date. Neither the Company nor the Advisors nor any of their respective directors, officers, employees, affiliates or representatives undertakes any obligation to update this Presentation or any of the information contained herein or to correct any inaccuracies or omissions that may become apparent. The Company reserves the right to conduct the process for the transaction as it determines in its sole discretion (including, without limitation, terminating further participation in the process by any party, rejecting any proposals or indications of interest, negotiating with any one or more prospective buyers and entering into any agreement with respect to any transaction without prior notice to you or any other person) and any procedures relating to such transaction may be changed at any time without prior notice to you or any other person. The recipient acknowledges that no representation or warranty, express or implied, has been made with respect to such process or proposed structuring. None of the Company, the Advisors or any of their respective affiliates has any legal, fiduciary or other duty to the recipient with respect to the manner in which the proposed process is conducted. No legal relationship shall be created between the Company or the Advisors and any recipient of this Presentation by virtue of the issuance or delivery of this Presentation. The recipient of this Presentation may not construe the contents of this Presentation as legal or investment advice. Each recipient should consult its own counsel, accountants, and business advisors as to legal, tax, and related matters concerning future involvement with the Company. 2 Confidential – Subject to Non‐Disclosure Agreement |

Topics for today’s presentation What we’ll cover What we hope you take away Current state and recent transformation  We understand the root causes of our historical  momentum performance decline, implemented actions to address those  issues and are seeing early traction The COVID‐19 disruption and our expected  We have a detailed understanding of the short‐term  recovery financial impacts of COVID‐19, as well as the potential  consumer behavior shifts  Our Plan for Renewal We’ve made thoughtful strategic choices to guide our  transformation, and we will continue to evolve those choices  as the macro conditions change Historical and projected financial overview Our Plan for Renewal will drive a return to sustainable,  profitable growth and a financially sound business for the  long term 3 Confidential – Subject to Non‐Disclosure Agreement     |Topics for today’s presentation What we’ll cover What we hope you take away Current state and recent transformation We understand the root causes of our historical momentum performance decline, implemented actions to address those issues and are seeing early traction The COVID‐19 disruption and our expected We have a detailed understanding of the short‐term recovery financial impacts of COVID‐19, as well as the potential consumer behavior shifts Our Plan for Renewal We’ve made thoughtful strategic choices to guide our transformation, and we will continue to evolve those choices as the macro conditions change Historical and projected financial overview Our Plan for Renewal will drive a return to sustainable, profitable growth and a financially sound business for the long term 3 Confidential – Subject to Non‐Disclosure Agreement |

Current state and recent  transformation momentum 4 Confidential – Subject to Non‐Disclosure Agreement     |Current state and recent transformation momentum 4 Confidential – Subject to Non‐Disclosure Agreement |

JCPenney has 100+ years of heritage serving American families and meaningful strengths to build upon in this transformation journey



Brand strength

- Recognized and celebrated American brand
- $10.7B in FY19 net sales from a mix of national & private brands[1]
- 3 beloved $500M+ private brands and a total of 10 that represent $100M+

Loyal Customer base

- 200M+ transactions from ~46M customers
- ~32M Loyalty customers that drive ~70% of net sales

Omnichannel assets

- Omnichannel capabilities combined with a strong technology platform
- Expansive real estate portfolio across 48 states and Puerto Rico

People & culture

- ~85K associates, 80% women and 56% ethnically diverse
- Associates committed and connected to achievements larger than themselves
- Strong values: Passion. Confidence. Service. Courage.

1 In 2019, we derived $2,361 million in sales from top 5 private brands, $3,866 million from top 15 private brands and $4,399 million from all private brands. In 2019, top 5 private brands represented 53.7% of all private brand sales; top 15 private brands represented 87.9% of private brand sales. As of April 15, 2020, we had $672 million of supplier payables, approximately 50% of which were attributed to our top 33 suppliers and approximately 20% of which were attributable to our top 5 suppliers.

Confidential – Subject to Non-Disclosure Agreement | 5
JCPenney

However, our financial performance was challenged leading up to the most recent CEO transition and launch of our transformation

Total return to shareholders (TRS) index through Sep 2018,
January 2012 = 100, USD



JCP
S&P 500
Industry index
CEO transition
350
300
250
200
150
100
50
2012
13
14
15
16
17
18
19

Net Sales CAGR as of Sep 2018[1]
Percent



Five year
Two year
One year
TJX
KOHL'S
Walmart
NORDSTROM
JCPenney
macys
sears
7
8
8
0
-1
3
0
0
2
1
2
3
5
4
4
0
-2
-3
-2
-4
-4
-16
-19
-25

In the period prior to the transformation launch, JCP sales had declined faster than most competitors and accelerated over time while shareholder value creation lagged peers and the market

1 Sears and Nordstrom uses CAGR from 2017

Source: S&P Capital IQ, annual reports

Confidential – Subject to Non-Disclosure Agreement | 6

JCPenney

As we set out to turn this trajectory, we first identified the root cause issues that had driven performance decline

Customer, margin & channel issues

- Confusing and ineffective **pricing and promotions** compressed gross margin, while consumer value perception lagged peers
- Outdated **traditional marketing strategy** lacked 1:1 engagement and prioritization on top 20% of loyal customers that drive business
- Poor **eCommerce user experience** drove a large share of one-time, promotionally sensitive eComm customers
- Higher than industry **shrink rates and product loss** driven by operational decisions in-store

Category issues

- Shift of unit volume from traffic driving and acquisition categories like women's apparel to lower margin categories like big ticket **alienated core consumer**
- Assortment and planning based on historical sales vs. market trends reduced relevance and **accelerated share declines in key categories** (tops vs. bottoms)
- Lack of **visual merchandising** created "sea of sameness"
- **Private brands** needed refresh to improve relevance and clearly segment positioning

Confidential – Subject to Non-Disclosure Agreement | 7

JCPenney

We are methodically fixing our problems, making foundational improvements and creating transformational change for our customer focus segment

Fixed our problems and took immediate actions

- Reduced and enhanced inventory position
- Reduced shrink with in-store operational discipline
- Redesigned and streamlined store processes (e.g., checkout, in-store pickup)
- Strengthened omnichannel navigation, presentation and curation
- Aligned merchandise assortment and choice counts with the trends, quality and styles for our customers

Deep dive on our customer and their needs/wants/attitudes

- Identified a powerful insight into how to best serve, retain, and acquire customers
- Defined our customer focus segment, who represents 28% of our sales today with additional upside through expanded share of wallet
- Developed a plan to delight this customer focus segment that could also activate complementary halo segments that together represent 70% of home and apparel spending

Confidential – Subject to Non-Disclosure Agreement | 8

JCPenney

We have clearly defined our strategic choices, and these  choices are outlined in our Plan  For Renewal Offer Compelling Merchandise Drive Traffic Deliver Engaging Experience PLAN FOR RENEWAL Fuel Growth Build a Results‐Minded Culture 9 9 Confidential  Confidential – – Subj Subject  ect to  to Non‐Disclosur Non‐Disclosure e Agr  Agreement  eement           | |We have clearly defined our strategic choices, and these choices are outlined in our Plan For Renewal Offer Compelling Merchandise Drive Traffic Deliver Engaging Experience PLAN FOR RENEWAL Fuel Growth Build a Results‐Minded Culture 9 9 Confidential Confidential – – Subj Subject ect to to Non‐Disclosur Non‐Disclosure e Agr Agreement eement | |

These efforts led to meaningful change in trajectory in  FY19 and early FY20 Category Met guidance on Channel / Margin progress Metrics through FY19 progress Fixed our problems and took immediate actions 10 Confidential – Subject to Non‐Disclosure Agreement     |These efforts led to meaningful change in trajectory in FY19 and early FY20 Category Met guidance on Channel / Margin progress Metrics through FY19 progress Fixed our problems and took immediate actions 10 Confidential – Subject to Non‐Disclosure Agreement |

Financial performance was meaningfully improved in FY19 based on early traction from our Plan for Renewal

Met or exceeded guidance on metrics through FY19

Net sales momentum

Sales met guidance, with q4 positive comps in several categories

Q4 FY18-FY19 % YoY comp net sales

Activewear	Women's Wear to Work	Men's Big & Tall	Dresses
+10.0%	+6.8%	+6.4%	+2.6%

EBITDA (A) growth

Adjusted EBITDA substantially exceeded target despite topline trend with rate expansion ~50bps



EBITDA (A), $M
EBITDA (A) % of sales
568
583
FY18
FY19
4.9%
5.4%

Gross margin improvement

Gross margin rate up ~210 bps by optimizing markdown cadence differently, refining pricing/promotion strategy, and improving shrink

FY18 gross margin (%)	FY19 gross (%) margin
32.5%	34.6%

Increased inventory productivity

Inventory declined, freeing working capital & giving customers a better experience



Inventory, $B
-11%
2.44
2.17
FY18
FY19

Confidential – Subject to Non-Disclosure Agreement | 11

In FY19, we have made significant improvements to  identified channel and  margin root cause issues Channel /Margin progress Enhanced customer  Developed new  Improved overall  Brand strength Loyal Customer base Omnichannel assets People & culture experience fulfillment models digital experience • Launched new eComm experience in Q1 FY20  • Drove increase in BOPIS of over • Launched ‘Test & Learns’ – single store  and generating significant momentum – with  80% Y/Y tests that enhance customer engagement bounce rates down ~15% and conversion up  • Began offering contact‐free curbside  • Took Test & Learns’ findings and combined  ~40%+ in initial A/B tests pickup; rolled out in early March to 50  into one store, layering in occasion  stores and have expanded since with  merchandising and visual merchandising overwhelming positive customer response  • Implemented occasion merchandising and  (NPS of 91) visual merchandising in 92 stores • Launched our ‘Brand Defining Store’ – a lab  that is informing future actions 12 Confidential – Subject to Non‐Disclosure Agreement     |In FY19, we have made significant improvements to identified channel and margin root cause issues Channel /Margin progress Enhanced customer Developed new Improved overall Brand strength Loyal Customer base Omnichannel assets People & culture experience fulfillment models digital experience • Launched new eComm experience in Q1 FY20 • Drove increase in BOPIS of over • Launched ‘Test & Learns’ – single store and generating significant momentum – with 80% Y/Y tests that enhance customer engagement bounce rates down ~15% and conversion up • Began offering contact‐free curbside • Took Test & Learns’ findings and combined ~40%+ in initial A/B tests pickup; rolled out in early March to 50 into one store, layering in occasion stores and have expanded since with merchandising and visual merchandising overwhelming positive customer response • Implemented occasion merchandising and (NPS of 91) visual merchandising in 92 stores • Launched our ‘Brand Defining Store’ – a lab that is informing future actions 12 Confidential – Subject to Non‐Disclosure Agreement |

We have redefined our merchandise strategy and discipline,  improving our offering to the  customer and building momentum Category progress Built comp sales Improved curation Enhanced assortment Brand strength Loyal Customer base Omnichannel assets People & culture momentum • Relaunched private brand a.n.a in February 2020  • FY19 ending inventory was down 11% vs.  • Six of eight divisions demonstrated comp  leading to immediate share gains in denim and  end of FY18; down 23% compared to end  improvement 2H FY19 vs. 1H FY19 beginning multi‐year roadmap of brand launches  of FY17 • Women’s apparel saw sequential improvement  and relaunches • Improved curation, reducing choice count  in third and fourth quarter of FY19 driven by  while retaining sales • Assortment enhancements stabilized market  positive comps in dresses and broadening of  share position in key categories assortment in sportswear • Reduced inventory enhances productivity  • No longer losing share in Women’s apparel and has improved our shopping experience • Positive comps in Q4 FY19 across high market  • Taking share in Men’s Big & Tall through  growth athletic apparel, in both private and  choice in active and core essentials national brands • Taking share in Baby and Toddler 13 Confidential – Subject to Non‐Disclosure Agreement     |We have redefined our merchandise strategy and discipline, improving our offering to the customer and building momentum Category progress Built comp sales Improved curation Enhanced assortment Brand strength Loyal Customer base Omnichannel assets People & culture momentum • Relaunched private brand a.n.a in February 2020 • FY19 ending inventory was down 11% vs. • Six of eight divisions demonstrated comp leading to immediate share gains in denim and end of FY18; down 23% compared to end improvement 2H FY19 vs. 1H FY19 beginning multi‐year roadmap of brand launches of FY17 • Women’s apparel saw sequential improvement and relaunches • Improved curation, reducing choice count in third and fourth quarter of FY19 driven by while retaining sales • Assortment enhancements stabilized market positive comps in dresses and broadening of share position in key categories assortment in sportswear • Reduced inventory enhances productivity • No longer losing share in Women’s apparel and has improved our shopping experience • Positive comps in Q4 FY19 across high market • Taking share in Men’s Big & Tall through growth athletic apparel, in both private and choice in active and core essentials national brands • Taking share in Baby and Toddler 13 Confidential – Subject to Non‐Disclosure Agreement |

The COVID‐19 disruption and our  expected recovery 14 Confidential – Subject to Non‐Disclosure Agreement     |The COVID‐19 disruption and our expected recovery 14 Confidential – Subject to Non‐Disclosure Agreement |

COVID-19 has created unprecedented disruptions within the apparel space, but could allow JCPenney to accelerate within a “new normal”

Illustrative apparel retail impact and phasing | COVID-19 Spread



Offline
Online

	‘Shock’ during lock down	Initial recovery as stores re-open	Mid- to long-term recovery of consumer sentiment & supply	Evolution towards the “new normal”
What the industry is facing	• Nationwide store closures • Suppressed eComm sales in most categories	• Lower consumer discretionary spend • Decreased store traffic due to local regulations and consumer hesitation to enter stores • Accelerated rebound in eComm sales as customers return to “normalcy”	• Growing consumer spend during economic recovery • Sustained return in store traffic to near pre COVID-19 levels • Continued growth in eComm category as consumers grow more comfortable online	• Fully restored consumer confidence • Permanently changed shopping behaviors caused by COVID-19 crisis
What JCPenney must do to overcome	• Control and reduce costs where possible • “Double down” on eComm business (including tech enabled curbside pickup) to maintain customer relationships and gain share	• Execute store re-opening strategy to protect customers while driving traffic • Streamline store network to be more resilient and profitable • Continue investment in eComm channel to accelerate recovery and growth	• Maintain or grow share of brick-and-mortar sales • Capitalize on customer preference shift toward eComm to drive sustained growth in the business • Leverage agility and growth mindset led by management	• Leapfrog to the “new normal” of consumer shopping behaviors • Reinvent for the future in real-time

Confidential – Subject to Non-Disclosure Agreement | 15

JCPenney

While short-term sales will be impacted, we project eComm channel to return to FY19 trajectory in Q2 FY21 and stores to stabilize by holiday FY21

Annual stores net sales, $B, including Services & "Other"



9,172
3,763
6,681
6,632
6,666
6,745

Annual eComm net sales, $B



1,544
1,322
1,607
1,926
2,119
2,331

	FY19	FY20	FY21	FY22	FY23	FY24
Stores – Gross profit[1], $M	3,272	1,140	2,347	2,575	2,584	2,617
Stores – Store count[2]	846	654	~604	~604	~604	~604
eComm – Gross profit[1], $M	419	294	433	522	574	632

	Stores	eComm
FY20 JCPenney net sales, % change YoY	-60-70%	-15-20%
Return to pre-crisis trajectory, Quarter	Q4 FY21	Q2 FY21

1 Gross profit excludes adjustments for services, allocations of certain sourcing and distribution center operating expenses, and enterprise co-op that are included in GAAP gross margin; gross margin not available at channel level
2 Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 16

JCPenney

Source: Daxue, NBS, Industry expert, COVID-19 US Consumer Pulse Survey 3/16-3/17/2020, Earnest Data

We will streamline our footprint by ~30%, transitioning to a stronger and more sustainable fleet

Store network optimized...

	Store count[1]	FY19 stores net sales, $B, including Services & "Other"
Current network	846	$9.2B
Go-forward network	~604	$7.5B

Driven by...

- Balanced benefits of maximized per-store performance and economies of scale
- KPI thresholds with business judgement layered in:
  - Operating margin
  - Full year revenue
  - Space productivity

...creating positive footprint shifts

	A/B malls	On mall	Per-store revenue, FY19
Current network	58%	72%	$10.8M
Go-forward network	62%	74%	$12.4M

Optimizing for...

- Strongest stores with positive trending historical comps, low competitive pressure, and high target income demo representation
- Exiting 116 MSAs that compose only 7% of FY19 revenue as stores are driving complexity in the business
- Balanced nationwide portfolio, indexed toward the Midwest (30% of future network), South (21%), and Southeast (17%)

1 Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 17

JCPenney

In light of channel shifts, we are doubling down in eComm to create a curated shopping experience with digital flagship driving ~$2.3B in sales by FY24

eComm will be a bigger driver of enterprise sales

	FY19		FY24
eComm net sales	$1.5B	+9% p.a.	$2.3B
% of enterprise net sales	14%	+12 pts	26%

Where JCPenney is well positioned to grow



Marketing efficiency
Fulfillment enhancements
Site experience
Higher basket

JCPenney eComm strategy is critical to fueling future growth

Mid	Digital channel serving as primary means of retaining a portion of customers lost by store closures
Long	Increasing digital penetration to be on par with competitors to fuel growth

Confidential – Subject to Non-Disclosure Agreement | 18 JCPenney

Our Plan for Renewal 19 Confidential – Subject to Non‐Disclosure Agreement     |Our Plan for Renewal 19 Confidential – Subject to Non‐Disclosure Agreement |

Offer Compelling Merchandise Drive Traffic Deliver Engaging Experience PLAN FOR RENEWAL Fuel Growth Build a Results‐Minded Culture 20 20 Confidential  Confidential – – Subj Subject  ect to  to Non‐Disclosur Non‐Disclosure e Agr  Agreement  eement           | |Offer Compelling Merchandise Drive Traffic Deliver Engaging Experience PLAN FOR RENEWAL Fuel Growth Build a Results‐Minded Culture 20 20 Confidential Confidential – – Subj Subject ect to to Non‐Disclosur Non‐Disclosure e Agr Agreement eement | |

Our compelling merchandise strategy is the framework for how we bring product to life online and in our stores



Compelling merchandise
JCPenney
Category management
Brand management

- **Market share** – supports our choices and focus; we defined our category roles based on customer importance and market-share relevance
- **Assortment architecture and choice count** – pivotal to a curated assortment; every item we select has clear purpose and intent
- **Pricing** – delivers upon our value positioning with strategic investment in pricing and promotion where the customer most values it, with consistent and compelling value available every day
- **Inventory management** – creates easy experience thru strategic inventory levels; choice count management, buy-to-sales, detailed channel flow, timely markdowns, and aged inventory management

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- **Brand architecture** – framework to ensure each brand is distinct and purposeful and does not compete with another brand
- **Complementary private and national brands** – each have a role, working together to provide the customer the product, quality and value they're looking for

Confidential – Subject to Non-Disclosure Agreement | 21

JCPenney

We drive traffic by knowing our customer and engaging  them across channels Ÿ Build value proposition around customer focus segment (All‐in Shopping  Enthusiast), creating a place fun to shop, making it easier to put outfits  Know our Drive traffic together, supporting them in celebrating life’s events, and providing a fair  deal, that’s easy to understand customers Ÿ Capture more than fair share of halo customer segments, who seek  product quality and price/value Ÿ Continue to drive sales and traffic with less marketing spend by: — Fully integrating merchandising and eComm priorities into marketing  messages to communicate relevant stories (e.g., product, inspiration,  Drive traffic across  value) everyday — Leveraging analytics to continually optimize digital and traditional spend  our existing channels across mechanisms and customer audiences (e.g., top 20%, store only,  online only)  — Personalizing our customer interactions across channels (e.g., email, site,  social, display) — Enhancing customer affinity program to better engage loyal customers 22 Confidential – Subject to Non‐Disclosure Agreement     |We drive traffic by knowing our customer and engaging them across channels Ÿ Build value proposition around customer focus segment (All‐in Shopping Enthusiast), creating a place fun to shop, making it easier to put outfits Know our Drive traffic together, supporting them in celebrating life’s events, and providing a fair deal, that’s easy to understand customers Ÿ Capture more than fair share of halo customer segments, who seek product quality and price/value Ÿ Continue to drive sales and traffic with less marketing spend by: — Fully integrating merchandising and eComm priorities into marketing messages to communicate relevant stories (e.g., product, inspiration, Drive traffic across value) everyday — Leveraging analytics to continually optimize digital and traditional spend our existing channels across mechanisms and customer audiences (e.g., top 20%, store only, online only) — Personalizing our customer interactions across channels (e.g., email, site, social, display) — Enhancing customer affinity program to better engage loyal customers 22 Confidential – Subject to Non‐Disclosure Agreement |

We meet our customers where they are with an engaging experience on our digital flagship and in our stores



Deliver engaging experiences
JCPenney
Digital
Stores

- **Digital is becoming a core part of all customer experiences**, as nearly 90% of customers start their path to purchase online, even those that ultimately lead to our stores
- **Digital experience enhancement** with mobile-first design is already improving customer experience on our digital platforms
- **Impactful digital merchandising** ensures we lead with and feature our compelling product proposition
- **Seamless fulfillment** meets the customer where, when, and how they prefer

---

- **Stores remain a critical asset** for building personal connections with customers
- **FY19 tests informed our physical initiatives** rollout and expansion plans and our learnings give us the **confidence to invest** in our store fleet

Confidential – Subject to Non-Disclosure Agreement | 23 JCPenney

The go-forward business will be a smaller but stronger, more effective, and more profitable enterprise

Fuel growth



JCPenney

Leaner more resilient fleet



Right sized cost structure



- The approximately 604 future fleet represent the **highest sales-generating, most profitable, and most productive stores in the network**
- These **stores make up 82% of FY19 net sales**
- The go-forward network will enable **better allocation of centralized resources** and capital expenditure while **maximizing cash generation**
- Although the network will be streamlined, we will still maintain nationwide coverage, allowing us to **continue inspiring JCPenney shoppers across the country**

- **EBITDA (A) on path to exceed 10% of net sales by FY24**
- **SG&A rate down 390 bps to 29.6%** by FY22 with further leverage (~65 bps per year) through FY24

Confidential – Subject to Non-Disclosure Agreement | 24

JCPenney

We are committed to our Plan for Renewal and acknowledge the current landscape requires agility as customer behavior shifts

We recognize the world has changed	And we're responding accordingly	
Customers seek contactless experiences (56% currently expect to continue post-crisis), accelerating the channel shift to eComm (both ship to home and ship to store models)	• Accelerate enhancements to eCommerce user experiences • Enhance development of fulfillment options that meet customer where they are while driving cost-efficiencies; developed the technology to efficiently deliver curbside pickup	We will continue to evolve with the market and our customers' preferences while retaining a clear sense of our strategic direction through and after the current health and economic crisis
Customers are trying new retailers, brands, and categories (~20% of consumers reported switching brands or retailers) creating opportunity to gain new customers (but risk to current customers)	• Accelerate customer engagement and personalization efforts to ensure we retain our loyal customers while capitalizing on opportunity to engage new customers	
Behavioral shifts will alter category and occasion priorities as at-home occasions gain importance vs. away-from-home	• Leverage our breadth of categories and occasions to ensure we offer and highlight relevant merchandise during and beyond the current crisis, e.g. at-home chill, family time, outdoor escapes	
Economic uncertainty is driving a shift to value, which in turn is increasing promotional and price pressure from retailers (expanded ~15% vs. year ago mid-April)	• Build on progress to-date to continue delivering value and price clarity in a way that resonates with customers and cuts through in a more promotionally intensive environment	
All retailers are facing inventory overhang, further compounding promotional and markdown intensity in 2H FY20 and into FY21	• Continue to execute improvements to inventory management and clearance, including thoughtful allocation of assortment and inventory across digital and stores	

Confidential – Subject to Non-Disclosure Agreement | 25

Source: COVID-19 customer sentiment surveys March-April 2020; EDITED price scraping

JCPenney

Historic and Projected Financial  Overview 26 Confidential – Subject to Non‐Disclosure Agreement     |Historic and Projected Financial Overview 26 Confidential – Subject to Non‐Disclosure Agreement |

Financial summary

Our planned reemergence from the COVID-19 crisis is built upon the components of our Plan for Renewal, plus a more rationalized store portfolio and an accelerated reduction in our enterprise cost structure, that will deliver over $2.8B in adjusted EBITDA (A) from FY21 through FY24 with four actions:

1
Rationalize store fleet and drive comp

Rationalizing our store portfolio from 846 stores to approximately 604 stores and driving positive enterprise comps from FY22 forward

2
Drive eComm growth

Driving double digit growth in our digital flagship channel by FY21

3
Expand gross margin

Expanding gross margin 100bps by FY22 and stabilizing above 35% despite channel shifts

4
Reduce SG&A

Reducing SG&A spend by over $1B versus FY19

The sales, margin, and cost improvements drive EBITDA (A) rate expansion (490 bps to 10.3% of net sales by FY24) and absolute EBITDA (A) growth despite a smaller sales base resulting from the streamlined store portfolio

Confidential – Subject to Non-Disclosure Agreement | 27

JCPenney

Income Statement

Adjusted EBITDA[1] to exceed $900M and reach 10% of net sales in FY24 as we return the business to topline growth and expand operating margin

($ in millions)	FY19	FY20	FY21	vs LLY	FY22	FY23	FY24
Store Sales	$8,518	$3,440	$6,168		$6,123	$6,154	$6,231
Store Comp%	(6.0%)	(58.8%)	81.1%	(15.8%)	2.7%	0.5%	1.3%
eComm Sales	$1,544	$1,322	$1,607		$1,926	$2,119	$2,331
eComm Comp%	(4.1%)	(14.3%)	21.6%	4.1%	20.0%	10.0%	10.0%
Merch Sales	$10,062	$4,762	$7,776		$8,050	$8,273	$8,562
Services & Other	$654	$323	$513		$509	$511	$514
Total Net Sales	$10,716	$5,085	$8,288		$8,558	$8,784	$9,076
Enterprise Comp%	(5.6%)	(48.7%)	64.4%	(8.4%)	6.0%	2.6%	3.3%
Credit Income	$451	$194	$258		$294	$298	$302
Gross Margin	$3,703	$1,340	$2,705		$3,048	$3,109	$3,199
% Net Sales	34.6%	26.4%	32.6%		35.6%	35.4%	35.2%
SG&A	$3,585	$2,189	$2,685		$2,537	$2,546	$2,566
% Net Sales	33.5%	43.0%	32.4%		29.6%	29.0%	28.3%
Real Estate Gain/(Loss)	$15	($178)	$70		$0	$0	$0
% Net Sales	0.1%	(3.5%)	0.8%		0.0%	0.0%	0.0%
Reorganization	$0	$92	$0		$0	$0	$0
% Net Sales	0.0%	1.8%	0.0%		0.0%	0.0%	0.0%
Restructuring	$48	$180	$49		$0	$0	$0
% Net Sales	0.5%	3.5%	0.6%		0.0%	0.0%	0.0%
Depreciation	$544	$508	$476		$469	$481	$488
% Net Sales	5.1%	10.0%	5.7%		5.5%	5.5%	5.4%
EBITDA (A)	$583	($638)	$279		$806	$861	$935
% Net Sales	5.4%	(12.5%)	3.4%		9.4%	9.8%	10.3%

2019 is go forward comp
EBITDA (A) excludes depreciation, restruturing, reorganization and non-operating Real Estate Gains/Losses

- Rationalizing our store portfolio from 846 stores to approximately 604 stores (192 closures[1] in FY20 and the closure and sale of 50 owned stores by the end of Q2 FY21)
- Positive enterprise comps FY22 – FY24
- Closure of two distribution centers in FY21
- Reduction of corporate overhead by a minimum of 25% by FY22 and a $1B reduction in SG&A
- Capital investment of approximately $240M per year (FY21 – FY24)

1 Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 28

JCPenney

Enterprise sales - Comparable sales turn positive as we close unproductive stores and eComm growth offsets negative store sales

$ millions



Total
Increase
Decrease
10,716
-1,615
242 Closing Stores
-70
-753
+798
9,076
FY19 Sales
Closed Stores3
Discontinued Merchandise4
Stores & Services
eComm5
FY24 Sales

Comp Sales	FY19[1]	FY20	FY21[2] (vs. LLY)	FY22	FY23	FY24
Stores	(6.0%)	(58.8%)	(15.8%)	2.7%	0.5%	1.3%
eComm	(4.1%)	(14.3%)	4.1%	20.0%	10.0%	10.0%

1 Shown excluding discontinued businesses
2 Comp FY21 is shown in comparison to FY19
3 Reflects latest thinking on stores as of April 2020; exact number continues to evolve
4 $59M stores and $11M eComm
5 Net of impact from closed stores on eComm sales, excluding discontinued merchandise impact displayed separately

Confidential – Subject to Non-Disclosure Agreement | 29

JCPenney

1 Store sales - Traffic declines are planned to moderate as growth initiatives help stores rebound from COVID-19 impact



$ millions
Disc. Merch.
Non Go Forward[4]
Go Forward
Decrease
Increase
9,172
59
1,615
7,499
-59
-1,173
192 Closing Stores[5]
-442
50 Closing Stores[5]
-399
-636
169
34
79
6,745
FY19 Sales
Discontinued Merchandise Discontinued Merchandise[1]
FY20 Closing Stores
FY21 Closing Stores
COVID-19 decline[2]
FY20-FY21 Traffic Momentum -4.3% p.a. FY20-FY21 Traffic Momentum -4.3% p.a.
FY22 Comp 2.7%[3]
FY23 Comp 0.5%
FY24 Comp 1.3%
FY24 Sales

1 Discontinued merchandise also removed from go-forward stores
2 Sales decline FY20 and FY21 in excess of incoming momentum, due to COVID-19 closures and traffic impacts
3 Includes COVID-19 recovery effect given comps are on depressed Q1-Q3 FY21
4 Includes discontinued merchandise
5 Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 30 JCPenney

1 Rationalizing the store portfolio - Go-forward portfolio of stores represent a more financially productive fleet across all key financial measures

Detail follows

Store performance by tranche, FY19

	# of stores	Sales[3], $M	Sales share, %	Avg sales per store, $M	Sales per SF[1], $	Avg four-wall profit, $M
Current fleet	846	$9,172	100%	$10.8	$98	$1,377
A Leased exits[4]	192	$1,173	13%	$6.1	$74	$341
B Owned exits[4]	50	$442	5%	$8.8	$64	$606
Open (go forward fleet)	~604	$7,499	82%	$12.4	$106	$1,770

Go forward stores are more financially resilient

- Higher average sales
- Higher sales productivity
- Higher four-wall profitability

1 Sales per gross square foot
2 Labor expense per gross square foot
3 Merchandise, services, and other; current fleet inclusive of discontinued merchandise; exits and go-forward fleet value excludes discontinued merchandise totaling $59M (0.6% of $9,172M total sales of current fleet)
4 Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 31

JCPenney

1A Leased store exits overview Store count by years remaining on lease 1 Leased stores identified for closure (total = 192 ) 39 Ÿ Closures for close‐in  34 34 leases were previously  29 planned for phasing as  leases expired, or in  extreme cases in spite  of lease break penalties 18 Ÿ Current context creates  an opportunity for a  13 more holistic and  consolidated network  6 optimization given lease  44 33 3 timing is less of a  11 0 00 constraint 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 15+ 47 145 1 Reflects latest thinking on stores as of April 2020; exact number continues to evolve 32 Confidential – Subject to Non‐Disclosure Agreement     |1A Leased store exits overview Store count by years remaining on lease 1 Leased stores identified for closure (total = 192 ) 39 Ÿ Closures for close‐in 34 34 leases were previously 29 planned for phasing as leases expired, or in extreme cases in spite of lease break penalties 18 Ÿ Current context creates an opportunity for a 13 more holistic and consolidated network 6 optimization given lease 44 33 3 timing is less of a 11 0 00 constraint 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 15+ 47 145 1 Reflects latest thinking on stores as of April 2020; exact number continues to evolve 32 Confidential – Subject to Non‐Disclosure Agreement |

1B Owned store exits overview

Financials

Average FY19 sales per store, $ M


Leased exits
6.3
Owned exits
9.1
Go-forward
12.4

Average FY19 4-wall profitability per store
$ M


Leased exits
0.3
Owned exits
0.6
Go-forward
1.8

Malls

Mall grades

	A	B	C	D
Owned exits	22%	28%	46%	4%
Go-forward	20%	32%	46%	2%

Mall type

	Mall	Off-Mall
Owned exits	76%	24%
Go-forward	74%	26%

Encumbered

Encumbered

	Unencumbered	Encumbered
Owned exits	32%	68%
Go-forward	61%	39%

1. Total sales based on total department sales in FY19
2. Off-mall is defined as all stores not tagged as "Mall Store" by JCP internal reporting. This includes free standing stores, strip center stores, and central business district stores.
3. Reported as a percentage of on-mall closures falling into each grade bucket.

Confidential – Subject to Non-Disclosure Agreement | 33

JCPenney

1 To assess the go-forward network, we evaluated a range of forward-looking scenarios for the industry, JCPenney, and individual store performance through COVID-19 and recovery

Anchored in Apparel industry trajectory…	• Leveraged macroeconomic COVID-19 scenarios for US (epidemiological and store opening approach) applied to Apparel retail total sales projections, anchored in depth and length of post COVID-19 recession and speed of recovery • Built multiple scenarios to simulate multiple scenarios and projections incorporating channel shift dynamics both through crisis and into recovery
..further refined trajectory for department store channel factors…	• Refined scenarios to incorporate expected additional pressure to department store channel impact, including historical performance relative to apparel industry pre-crisis and anticipated consumer behavior shifts post COVID-19 recovery
… to simulate JCPenney bottom-up scenarios at store-level based on total enterprise and store-specific factors	• Simulated JCP performance in context of broader department store trajectory, incorporating both historical performance and recent 'Plan for Renewal' traction • Estimated performance at individual store level based on openings July 1 and recovery to FY19 sales trajectory in Q4 FY21 in base scenario: — Store historical comp trend — Competitive intensity in trade area — Mall grade — Trade area demographics

Confidential – Subject to Non-Disclosure Agreement | 34

JCPenney

1 Go-forward network built around a high performing and resilient set of stores based on both store financials and strategic considerations

	Current store portfolio	Closures based on pro-forma four-wall performance	Subtotal	Strategic add-backs to network	Strategic closures	Tentative go-forward network
Leased stores	568	-217	351	+38	-13	376
Owned stores	278	-46	232	+6	-10	228
Total	846	-263	583	+44	-23	~604

Closures based on pro-forma four-wall performance:

Retain stores based on primary criteria:
- Generate sufficient operating cash under projected topline scenarios
- Strong absolute topline and growth trajectory, increasing cost leverage into the future
- Sufficient turnover relative to size given size is driver of both operating and capital expenditures

Strategic add-backs to network:

Critical additional factors include:
- Potential for performance acceleration due to either market or store conditions
- Network considerations including retaining presence in key markets
- Economic considerations including favorable landlord terms not captured directly in store P&L

Strategic closures:

Critical additional include:
- Risk of performance deterioration
- Property considerations including mall / landlord outlook and required capital investment
- Network considerations including stores with excess burden on supply chain
- Other site constraints (e.g. mall demolishment)

Tentative go-forward network:

- Go-forward network after both four wall performance and strategic conside-rations are incorpo-rated

NOTE: Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 35

JCPenney

1 The store financial assessment identifies closures based on three primary filters, yielding 583 stores as a base for the preliminary go-forward network

Assessment Filters

- Retain stores that generate sufficient operating cash under projected topline scenarios
- Retain stores with strong absolute topline and growth trajectory, increasing cost leverage into the future
- Retain stores with sufficient turnover relative to size given size is driver of both operating and capital expenditures



To be closed
To retain as preliminary go-forward
Store count by closure status and metric, Store count
Operating margin dollars[1]
> $5M
$4M to $5M
5
$3M to $4M
29
$2M to $3M
89
$1M to $2M
273
$0 to $1M
242
187
< $0M
19
Full year store sales
> $14M
15
132
$12M to $14M
8
73
$10M to $12M
14
107
$8M to $10M
23
101
$6M to $8M
31
99
$4M to $6M
34
71
< $4M
138

1 Dollar profitability shown for context but not used explicitly in store closure decisions. Closure thresholds based on % operating margin, total sakes, and space productivity

NOTE: Reflects latest thinking on stores as of April 2020; exact number continues to evolve

Confidential – Subject to Non-Disclosure Agreement | 36

JCPenney

2 eComm sales will rebound from the negative halo of store closures and reach double digit  growth rates as improvements to site, fulfillment, and merchandise assortment takes hold Total Increase $ millions Decrease +897 ‐11 ‐99 2,331 1,544 FY19 eComm Sales eComm Performance  Discontinued  Impact from  FY24 Outlook Improvements Merchandise Closed Stores 37 Confidential – Subject to Non‐Disclosure Agreement     |2 eComm sales will rebound from the negative halo of store closures and reach double digit growth rates as improvements to site, fulfillment, and merchandise assortment takes hold Total Increase $ millions Decrease +897 ‐11 ‐99 2,331 1,544 FY19 eComm Sales eComm Performance Discontinued Impact from FY24 Outlook Improvements Merchandise Closed Stores 37 Confidential – Subject to Non‐Disclosure Agreement |

2 eComm business has experienced historical growth and is poised to return to strong momentum

eComm net sales[1], $ billions


eComm experienced significant growth from FY14-FY18 due to expansion of marketplace and appliances
Conscious decision in FY19 to reset to improve margin rate at the expense of topline
Topline is poised to regain growth as eComm penetration and growth matches peers and digital capabilities are enhanced
+8.7%
-4.1%
+7.9%
+10.0%
1.1
1.3
1.6
1.7
1.6
1.5
1.3
1.6
1.9
2.1
2.3
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24

1 Go-forward business (excludes appliances)

Confidential – Subject to Non-Disclosure Agreement | 38

JCPenney

2 JCPenney eComm growth reflects acceleration relative to historical performance, and is  achievable when compared to peers eComm penetration eComm net sales growth FY19 % of enterprise sales FY16 – FY19 CAGR JCPenney eComm penetration 23% 17% • FY19: 14% • FY24: 26% ‐ achievable given this is in‐line  with peers current penetration 23% 12% 26% 11% JCPenney eComm net sales growth • FY19 – FY24 CAGR of 9% achievable given  28% 15% growth is less than what peers have  achieved over recent years 32% 14% 39 Confidential – Subject to Non‐Disclosure Agreement     |2 JCPenney eComm growth reflects acceleration relative to historical performance, and is achievable when compared to peers eComm penetration eComm net sales growth FY19 % of enterprise sales FY16 – FY19 CAGR JCPenney eComm penetration 23% 17% • FY19: 14% • FY24: 26% ‐ achievable given this is in‐line with peers current penetration 23% 12% 26% 11% JCPenney eComm net sales growth • FY19 – FY24 CAGR of 9% achievable given 28% 15% growth is less than what peers have achieved over recent years 32% 14% 39 Confidential – Subject to Non‐Disclosure Agreement |

3 Gross Margin ‐ Rate increases 60bps with pricing and promotion initiatives that are  partially offset by higher eComm penetration and fulfillment costs % of net sales Total Decrease Increase +0.3% ‐1.6% +0.3% +1.9% ‐0.3% 35.2% 34.6% FY19 Pricing &  Discontinued  Shrinkage  Channel Mix Distribution FY24 Promotion Merchandise Reduction 40 Confidential – Subject to Non‐Disclosure Agreement     |3 Gross Margin ‐ Rate increases 60bps with pricing and promotion initiatives that are partially offset by higher eComm penetration and fulfillment costs % of net sales Total Decrease Increase +0.3% ‐1.6% +0.3% +1.9% ‐0.3% 35.2% 34.6% FY19 Pricing & Discontinued Shrinkage Channel Mix Distribution FY24 Promotion Merchandise Reduction 40 Confidential – Subject to Non‐Disclosure Agreement |

3 Pricing and promotion is already driving margin gains and will continue as we further optimize price strategy and markdowns


Gross profit by channel
% of net sales
BPS Improvement, FY18 to FY19
FY18
FY19
FY24
36.6
38.4
42.0
25.7
27.1
27.1
34.8
36.7
37.9
Stores
eComm
Total
+180
+140
+190

- We have realized **tremendous potential from markdown** opportunities and spend in our selling margin from FY18 to FY19
- **Pricing and coupon strategy shifts have started to aid margin** with meaningful headroom remaining as we continue to execute

Confidential – Subject to Non-Disclosure Agreement | 41

JCPenney

3 Clearance management has contributed to margin improvement as clearance mix and selling margin have improved

Clearance volume as % of total FY18 & FY19, % of net sales


Clearance
Non-clearance
17.8%
82.2%
- 74 bps
17.1%
82.9%
FY18
FY19

Selling margin, % of net sales

FY18	FY19
-14.4%	0.4%
48.1%	48.9%

- Clearance has **decreased as a portion of net sales by ~70 bps** from FY18 to FY19
- In parallel, **margin on clearance items has improved significantly**

1. Go-forward business (excludes appliances)

Confidential – Subject to Non-Disclosure Agreement | 42

SOURCE: JCP internal data and reporting

JCPenney

4 SG&A ‐ Closing stores and continuous improvement initiatives will drive  $1B reduction in SG&A $ millions Total 3,585 ‐467 Decrease 33.5% 242  Closing 1 Stores ‐98 ‐95 ‐115 28.3% ‐56 ‐111 ‐78 2,566 FY19 Closed Stores Stores Expenses Gross Advertising  Gross Advertising  Bonus/Equity  Administrative  Other Corp G&A FY24 (Volume) (Rate) & Benefits Expenses 1 Reflects latest thinking on stores as of April 2020; exact number continues to evolve 43 Confidential – Subject to Non‐Disclosure Agreement     |4 SG&A ‐ Closing stores and continuous improvement initiatives will drive $1B reduction in SG&A $ millions Total 3,585 ‐467 Decrease 33.5% 242 Closing 1 Stores ‐98 ‐95 ‐115 28.3% ‐56 ‐111 ‐78 2,566 FY19 Closed Stores Stores Expenses Gross Advertising Gross Advertising Bonus/Equity Administrative Other Corp G&A FY24 (Volume) (Rate) & Benefits Expenses 1 Reflects latest thinking on stores as of April 2020; exact number continues to evolve 43 Confidential – Subject to Non‐Disclosure Agreement |

4 Cost reductions across major line items drive EBITDA (A) improvement of ~500 bps by FY24

	$M						% net sales					
	FY19	FY20	FY21	FY22	FY23	FY24	FY19	FY20	FY21	FY22	FY23	FY24
Total net sales	10,716	5,085	8,288	8,558	8,784	9,076	-	-	-	-	-	-
Enterprise GP	3,691	1,434	2,779	3,097	3,158	3,249	36.7%	30.1%	35.7%	38.5%	38.2%	37.9%
External gross margin (GAAP)	3,703	1,340	2,705	3,048	3,109	3,199	34.6%	26.4%	32.6%	35.6%	35.4%	35.2%
Store payroll	1088	485	787	783	773	771	10.2%	9.5%	9.5%	9.2%	8.8%	8.5%
Net advertising	599	318	440	380	385	389	5.6%	6.2%	5.3%	4.4%	4.4%	4.3%
IT expense	155	94	129	130	133	138	1.4%	1.9%	1.6%	1.5%	1.5%	1.5%
.com technology expense	40	46	48	40	41	43	0.4%	0.9%	0.6%	0.5%	0.5%	0.5%
Admin. (Total + Benefits)	548	425	429	386	389	392	5.1%	8.4%	5.2%	4.5%	4.4%	4.3%
Bonus	102	0	66	45	46	47	1.0%	0.0%	0.8%	0.5%	0.5%	0.5%
Occupancy, Utilities, and Facilities	642	510	462	492	492	492	6.0%	10.0%	5.6%	5.7%	5.6%	5.4%
Other	373	281	294	250	255	260	3.5%	5.5%	2.9%	2.9%	2.9%	2.9%
Total external SG&A	3,585	2,189	2,685	2,537	2,546	2,566	33.5%	43.0%	32.4%	29.6%	29.0%	28.3%
Depreciation	544	508	476	469	481	488	5.1%	10.0%	5.7%	5.5%	5.5%	5.4%
Operating profit	(8)	(1,612)	(177)	337	380	447	(0.1%)	(30.9%)	(2.1%)	3.6%	4.0%	4.5%
EBITDA (A)	583	(638)	279	806	861	935	5.3%	(12.5%)	3.4%	9.4%	9.8%	10.3%
% of net sales	5.3%	(12.5%)	3.4%	9.4%	9.8%	10.3%						

Confidential – Subject to Non-Disclosure Agreement | 44 JCPenney

4 EBITDA (A) rate improvement is driven by three key line items

A **Stores payroll down ~150 bps** to 8.5% of total net sales in FY24 as lower productivity stores closed and go-forward store labor reduced

B **Advertising down 120 bps** to 4.4% of net sales by FY22 and leveraged further to 4.3% by FY24, with heavy channel mix shift to digital to support eComm growth

C **Admin, benefits & bonus down 110 bps** to 5.0% of net sales by FY22 with further leverage down to 4.8% by FY24

Largely driven by the above, the SG&A rate is down ~390 bps to be 29.6% of net sales by FY22 with further leverage gains (-65 bps per year) through FY24

Confidential – Subject to Non-Disclosure Agreement | 45

JCPenney

Adjusted EBITDA Adjusted EBITDA to exceed $900M and reach 10% of net sales in FY24 as we return the business to topline growth and expand  operating  margin ($ in millions) FY19 FY20 FY21 FY22 FY23 FY24 LY EBITDA (A) $583  ($638) $279  $806  $861  Credit Income ($257) $64  $36  $3  $4  Gross Margin (Volume) ($1,946) $844  $88  $80  $103  Gross Margin (Rate) ($417) $521  $255  ($20) ($13) SG&A $1,396  ($496) $148  ($9) ($20) Gain/Loss on Asset Sales and Other $2  ($17) $0  $0  $0  TY EBITDA (A) $583  ($638) $279  $806  $861  $935  % of Net Sales  5.4% (12.5%) 3.4% 9.4% 9.8% 10.3% 46 Confidential – Subject to Non‐Disclosure Agreement     |Adjusted EBITDA Adjusted EBITDA to exceed $900M and reach 10% of net sales in FY24 as we return the business to topline growth and expand operating margin ($ in millions) FY19 FY20 FY21 FY22 FY23 FY24 LY EBITDA (A) $583 ($638) $279 $806 $861 Credit Income ($257) $64 $36 $3 $4 Gross Margin (Volume) ($1,946) $844 $88 $80 $103 Gross Margin (Rate) ($417) $521 $255 ($20) ($13) SG&A $1,396 ($496) $148 ($9) ($20) Gain/Loss on Asset Sales and Other $2 ($17) $0 $0 $0 TY EBITDA (A) $583 ($638) $279 $806 $861 $935 % of Net Sales 5.4% (12.5%) 3.4% 9.4% 9.8% 10.3% 46 Confidential – Subject to Non‐Disclosure Agreement |

Unlevered Free Cash Flow

($ in Millions)

	FY19	FY20	FY21	FY22	FY23	FY24
EBTIDA (A)	$583	($638)	$279	$806	$861	$935
% of Net Sales	**5.4%**	**(12.5%)**	**3.4%**	**9.4%**	**9.8%**	**10.3%**
(+/-) Change in Inventory	271	445	-49	-41	55	-1
(+/-) Change in Payables	-61	-156	17	14	-19	1
(+/-) Change in Other NWC	-25	-20	-20	-5	-5	-5
(+/-) Change in Tax Income / (Expense) [1]	-9	--	--	--	--	--
(-) CapEx	-309	-73	-230	-240	-250	-250
(+) Asset Sale Proceeds	27	25	305	--	--	
(+/-) Other**	-48	-182	-49	--	--	--
Unlevered Free Cash Flow	$429	($598)	$253	$534	$642	$679

1. Assumes maintaining NOLs post bankruptcy emergence
2. "Other" includes reorganization and restructuring cash costs

Note: CAPEX assumed at approximately 2.8% of sales (store refreshes, technology, supply chain)

Note: Asset sale proceeds assumed between lit and dark value of the appraisal

Confidential – Subject to Non-Disclosure Agreement | 47

JCPenney

Letters of Credit as of April 4, 2020

Purpose	Expiry Date	Amount ($mm)
Workers Comp	June 12	$38.3
Workers Comp	February 1	$47.9
Workers Comp	May 13	$23.0
Merchandise	October 31	$20.0
Merchandise	January 15, 2021	$10.0
Merchandise	January 15, 2021	$7.5
Merchandise	January 15, 2021	$7.5
Workers Comp	May 14	$4.4
Utilities	October 16, 2020	$0.8
General Liability Claims	February 1	$0.7
Merchandise	March 1, 2021	$0.8
Utilities	February 3, 2021	$0.7
Utilities	May 13	$0.1
Misc.	April 6	$0.0
Surety Bond	August 28, 2018	$51.5
Total		$213.1

As of April 4, 2020, none of these standby letters of credit have been drawn.

Confidential – Subject to Non-Disclosure Agreement | 48

JCPenney

JCPenney Co., Inc. Cash Flow Forecast US$ Millions 2020-Q1 FEB FEB FEB FEB FEB MAR MAR MAR MAR 8-Feb 15-Feb 22-Feb 29-Feb 7-Mar 14-Mar 21-Mar 28-Mar 4-Apr 1 2345 6789 (1) SALES 132 163 150 147 168 134 50 19 19 TOTAL COLLECTIONS 134 163 169 162 172 176 95 33 42 DISBURSEMENTS Total Operating Disbursements (183) (193) (235) (198) (159) (194) (270) (147) (140) Net Cash Flow (49) (34) (67) (62) (9) (19) 1,056 (128) (112)JCPenney Co., Inc. Cash Flow Forecast US$ Millions 2020-Q1 FEB FEB FEB FEB FEB MAR MAR MAR MAR 8-Feb 15-Feb 22-Feb 29-Feb 7-Mar 14-Mar 21-Mar 28-Mar 4-Apr 1 2345 6789 (1) SALES 132 163 150 147 168 134 50 19 19 TOTAL COLLECTIONS 134 163 169 162 172 176 95 33 42 DISBURSEMENTS Total Operating Disbursements (183) (193) (235) (198) (159) (194) (270) (147) (140) Net Cash Flow (49) (34) (67) (62) (9) (19) 1,056 (128) (112)

J.C. Penney Company, Inc. Weekly Cash Flow As of May 15, 2020 (US $ MMs) Actual / Forecast F F F F F F F F F F F F F F F F F F F F Fiscal Month May May May Jun Jun Jun Jun Jul Jul Jul Jul Aug Aug Aug Aug Aug Sep Sep Sep Sep Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 23-May 30-May 6-Jun 13-Jun 20-Jun 27-Jun 4-Jul 11-Jul 18-Jul 25-Jul 1-Aug 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct Net Sales $ 35 $ 41 $ 45 $ 48 $ 44 $ 47 $ 64 $ 91 $ 87 $ 100 $ 111 $ 177 $ 164 $ 138 $ 119 $ 124 $ 112 $ 104 $ 105 $ 97 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 36 $ 41 $ 47 $ 50 $ 48 $ 49 $ 63 $ 87 $ 93 $ 102 $ 114 $ 166 $ 178 $ 155 $ 133 $ 130 $ 123 $ 113 $ 110 $ 106 2 Other Receipts 3 3 3 3 3 4 3 3 3 22 3 4 4 4 4 4 4 4 22 4 Total Collections 39 44 50 53 51 53 66 90 96 124 117 170 182 159 137 134 127 117 132 110 Operating Disbursements 3 Domestic Merchandise Vendor (21) (18) (17) (34) (24) (18) (21) (55) (35) (28) (38) (73) (47) (44) (36) (46) (15) (73) (66) (63) 4 Import Merchandise Vendor (6) (5) (5) (10) (7) (5) (6) (22) (14) (11) (16) (28) (18) (17) (14) (17) (26) (24) (21) (27) 5 Sales Tax - (7) - - - (11) - - - (12) - - - - (23) - - - (42) - 6 Freight, Duty, and Broker (13) (2) (2) (4) (3) (7) (2) (7) (4) (12) (5) (9) (6) (5) (18) (5) (9) (8) (20) (9) 7 Payroll and Benefits (6) (26) (8) (24) (7) (24) (6) (33) (10) (23) (26) (24) (32) (47) (35) (25) (35) (23) (38) (23) 8 Occupancy (8) (8) (27) (18) (8) (5) (20) (25) (8) (3) (24) (8) (22) (4) (6) (22) (19) (8) (4) (21) 9 Non-Marketing Operating (NFR) (9) (8) (7) (16) (10) (7) (7) (11) (13) (10) (17) (16) (21) (11) (12) (30) (10) (14) (19) (12) 10 Marketing (6) (11) (6) (9) (9) (9) (10) (13) (13) (13) (13) (9) (9) (8) (8) (8) (7) (8) (8) (7) 11 Other (3) (3) (3) (3) (3) (3) (7) (3) (5) (3) (6) (3) (7) (3) (8) (3) (9) (3) (8) (31) Total Operating Disbursements (71) (88) (74) (116) (70) (88) (79) (169) (102) (114) (143) (170) (161) (139) (160) (155) (129) (160) (226) (193) Non-Operating Disbursements 12 Debt Service and Fees (1) (1) (7) (1) (1) (1) (12) (10) (1) (1) (1) (22) (19) (1) (1) (15) (1) (1) (4) (15) 13 Restructuring Professionals - - - (1) - - - (1) (13) - (1) (1) (11) - - - (1) (12) (6) - 14 Other Non-Operating (1) (1) (1) (2) (2) (2) (2) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) Total Non-Operating Disbursements (1) (1) (7) (4) (3) (3) (14) (13) (15) (2) (3) (25) (30) (2) (2) (16) (2) (14) (12) (17) Net Cash Flow $ (34) $ (45) $ (32) $ (67) $ (21) $ (38) $ (27) $ (91) $ (21) $ 8 $ (28) $ (25) $ (9) $ 19 $ (25) $ (38) $ (5) $ (57) $ (105) $ (100) Liquidity Book Cash Position 15 Book Cash - Beginning 475 441 396 589 522 501 463 435 344 548 556 527 503 494 512 488 450 445 388 283 16 Plus: Net Cash Flow (34) (45) (32) (67) (21) (38) (27) (91) (21) 8 (28) (25) (9) 19 (25) (38) (5) (57) (105) (100) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - - - - - - 18 Plus: DIP Draw/(Paydown) - - 225 - - - - - 225 - - - - - - - - - - - Book Cash - Ending 441 396 589 522 501 463 435 344 548 556 527 503 494 512 488 450 445 388 283 183 19 Prof Fee Carevout Escrow - - (16) (16) (16) (16) (38) (37) (27) (27) (27) (40) (31) (31) (31) (47) (47) (37) (30) (17) 20 Posted ABL Cash Collateral / Cash Collateral L/C - - - - - - - - - - - - - - - (17) - - - - Unrestricted Book Cash - Ending $ 441 $ 396 $ 573 $ 506 $ 485 $ 447 $ 398 $ 307 $ 521 $ 529 $ 500 $ 463 $ 462 $ 481 $ 456 $ 386 $ 398 $ 351 $ 252 $ 166 Intra-Month Minimum 396 396 396 398 398 398 398 307 307 307 307 386 386 386 386 386 166 166 166 166 Pre-Petition ABL Borrowing Base and Availability 21 Effective Borrowing Base 1,620 1,627 1,629 1,623 1,637 1,640 1,638 1,635 1,655 1,644 1,622 1,606 1,606 1,560 1,522 1,488 1,593 1,611 1,628 1,636 22 Less: Outstanding ABL Draws (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) 23 Less: Letters of Credit (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) Subtotal 227 234 236 229 243 247 245 242 261 251 228 212 212 166 128 95 200 217 234 242 24 Less: Pre-Petition Minimum Excess Availability (122) (122) (122) (122) (123) (123) (123) (123) (124) (123) (122) (120) (120) (117) (114) (112) (120) (121) (122) (123) 25 Plus: Posted ABL Cash Collateral - - - - - - - - - - - - - - - 17 - - - - Total 105 112 113 108 121 124 122 119 137 127 107 92 92 49 14 0 80 96 112 119 J.C. Penney Company, Inc. Weekly Cash Flow As of May 15, 2020 (US $ MMs) Actual / Forecast F F F F F F F F F F F F F F F F F F F F Fiscal Month May May May Jun Jun Jun Jun Jul Jul Jul Jul Aug Aug Aug Aug Aug Sep Sep Sep Sep Year FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 FY20 Week Ending 23-May 30-May 6-Jun 13-Jun 20-Jun 27-Jun 4-Jul 11-Jul 18-Jul 25-Jul 1-Aug 8-Aug 15-Aug 22-Aug 29-Aug 5-Sep 12-Sep 19-Sep 26-Sep 3-Oct Net Sales $ 35 $ 41 $ 45 $ 48 $ 44 $ 47 $ 64 $ 91 $ 87 $ 100 $ 111 $ 177 $ 164 $ 138 $ 119 $ 124 $ 112 $ 104 $ 105 $ 97 Collections & Disbursements Cash Receipts 1 Sales Receipts $ 36 $ 41 $ 47 $ 50 $ 48 $ 49 $ 63 $ 87 $ 93 $ 102 $ 114 $ 166 $ 178 $ 155 $ 133 $ 130 $ 123 $ 113 $ 110 $ 106 2 Other Receipts 3 3 3 3 3 4 3 3 3 22 3 4 4 4 4 4 4 4 22 4 Total Collections 39 44 50 53 51 53 66 90 96 124 117 170 182 159 137 134 127 117 132 110 Operating Disbursements 3 Domestic Merchandise Vendor (21) (18) (17) (34) (24) (18) (21) (55) (35) (28) (38) (73) (47) (44) (36) (46) (15) (73) (66) (63) 4 Import Merchandise Vendor (6) (5) (5) (10) (7) (5) (6) (22) (14) (11) (16) (28) (18) (17) (14) (17) (26) (24) (21) (27) 5 Sales Tax - (7) - - - (11) - - - (12) - - - - (23) - - - (42) - 6 Freight, Duty, and Broker (13) (2) (2) (4) (3) (7) (2) (7) (4) (12) (5) (9) (6) (5) (18) (5) (9) (8) (20) (9) 7 Payroll and Benefits (6) (26) (8) (24) (7) (24) (6) (33) (10) (23) (26) (24) (32) (47) (35) (25) (35) (23) (38) (23) 8 Occupancy (8) (8) (27) (18) (8) (5) (20) (25) (8) (3) (24) (8) (22) (4) (6) (22) (19) (8) (4) (21) 9 Non-Marketing Operating (NFR) (9) (8) (7) (16) (10) (7) (7) (11) (13) (10) (17) (16) (21) (11) (12) (30) (10) (14) (19) (12) 10 Marketing (6) (11) (6) (9) (9) (9) (10) (13) (13) (13) (13) (9) (9) (8) (8) (8) (7) (8) (8) (7) 11 Other (3) (3) (3) (3) (3) (3) (7) (3) (5) (3) (6) (3) (7) (3) (8) (3) (9) (3) (8) (31) Total Operating Disbursements (71) (88) (74) (116) (70) (88) (79) (169) (102) (114) (143) (170) (161) (139) (160) (155) (129) (160) (226) (193) Non-Operating Disbursements 12 Debt Service and Fees (1) (1) (7) (1) (1) (1) (12) (10) (1) (1) (1) (22) (19) (1) (1) (15) (1) (1) (4) (15) 13 Restructuring Professionals - - - (1) - - - (1) (13) - (1) (1) (11) - - - (1) (12) (6) - 14 Other Non-Operating (1) (1) (1) (2) (2) (2) (2) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) (1) Total Non-Operating Disbursements (1) (1) (7) (4) (3) (3) (14) (13) (15) (2) (3) (25) (30) (2) (2) (16) (2) (14) (12) (17) Net Cash Flow $ (34) $ (45) $ (32) $ (67) $ (21) $ (38) $ (27) $ (91) $ (21) $ 8 $ (28) $ (25) $ (9) $ 19 $ (25) $ (38) $ (5) $ (57) $ (105) $ (100) Liquidity Book Cash Position 15 Book Cash - Beginning 475 441 396 589 522 501 463 435 344 548 556 527 503 494 512 488 450 445 388 283 16 Plus: Net Cash Flow (34) (45) (32) (67) (21) (38) (27) (91) (21) 8 (28) (25) (9) 19 (25) (38) (5) (57) (105) (100) 17 Plus: Revolver Draw/(Paydown) - - - - - - - - - - - - - - - - - - - - 18 Plus: DIP Draw/(Paydown) - - 225 - - - - - 225 - - - - - - - - - - - Book Cash - Ending 441 396 589 522 501 463 435 344 548 556 527 503 494 512 488 450 445 388 283 183 19 Prof Fee Carevout Escrow - - (16) (16) (16) (16) (38) (37) (27) (27) (27) (40) (31) (31) (31) (47) (47) (37) (30) (17) 20 Posted ABL Cash Collateral / Cash Collateral L/C - - - - - - - - - - - - - - - (17) - - - - Unrestricted Book Cash - Ending $ 441 $ 396 $ 573 $ 506 $ 485 $ 447 $ 398 $ 307 $ 521 $ 529 $ 500 $ 463 $ 462 $ 481 $ 456 $ 386 $ 398 $ 351 $ 252 $ 166 Intra-Month Minimum 396 396 396 398 398 398 398 307 307 307 307 386 386 386 386 386 166 166 166 166 Pre-Petition ABL Borrowing Base and Availability 21 Effective Borrowing Base 1,620 1,627 1,629 1,623 1,637 1,640 1,638 1,635 1,655 1,644 1,622 1,606 1,606 1,560 1,522 1,488 1,593 1,611 1,628 1,636 22 Less: Outstanding ABL Draws (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) (1,180) 23 Less: Letters of Credit (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) (213) Subtotal 227 234 236 229 243 247 245 242 261 251 228 212 212 166 128 95 200 217 234 242 24 Less: Pre-Petition Minimum Excess Availability (122) (122) (122) (122) (123) (123) (123) (123) (124) (123) (122) (120) (120) (117) (114) (112) (120) (121) (122) (123) 25 Plus: Posted ABL Cash Collateral - - - - - - - - - - - - - - - 17 - - - - Total 105 112 113 108 121 124 122 119 137 127 107 92 92 49 14 0 80 96 112 119

As of May 13, 2020* Monthly forecast (October 2020 – January 2021) J.C. Penney Company, Inc. 4 5 4 4 Monthly Cash Flow Oct Nov Dec Jan (US $ MMs) FY20 FY20 FY20 FY20 31-Oct 5-Dec 2-Jan 30-Jan Sales $429 $1,034 $882 $338 Collections & Disbursements Total Collections $467 $1,063 $998 $420 Total Operating Disbursements ($623) ($654) ($493) ($468) Total Non-operating Disbursements ($64) ($5) ($5) ($14) Borrowing Base Credit Card Receivables $26 $109 $62 $22 Eligible Inventory $2,030 $1,861 $1,399 $1,359 * The above forecast does not reflect critical information and assumptions subsequent to May 13, 2020, including those related to the Company’s newly expected DIP facility, as described in the Company's commitment letter with certain lenders, dated May 15, 2020, and associated cash payments, and therefore should not be relied upon. Deutscank Investment Bank 81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGq q q qz z z zk k k kS S S SD D D DM M M MpD pD pD pDAs of May 13, 2020* Monthly forecast (October 2020 – January 2021) J.C. Penney Company, Inc. 4 5 4 4 Monthly Cash Flow Oct Nov Dec Jan (US $ MMs) FY20 FY20 FY20 FY20 31-Oct 5-Dec 2-Jan 30-Jan Sales $429 $1,034 $882 $338 Collections & Disbursements Total Collections $467 $1,063 $998 $420 Total Operating Disbursements ($623) ($654) ($493) ($468) Total Non-operating Disbursements ($64) ($5) ($5) ($14) Borrowing Base Credit Card Receivables $26 $109 $62 $22 Eligible Inventory $2,030 $1,861 $1,399 $1,359 * The above forecast does not reflect critical information and assumptions subsequent to May 13, 2020, including those related to the Company’s newly expected DIP facility, as described in the Company's commitment letter with certain lenders, dated May 15, 2020, and associated cash payments, and therefore should not be relied upon. Deutscank Investment Bank 81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGq q q qz z z zk k k kS S S SD D D DM M M MpD pD pD pD

HIGHLY CONFIDENTIAL J.C. Penney Company, Inc. Weekly Cash Flow (US $ MMs) Fiscal Month Apr Apr Apr Apr Fiscal Week 10 11 12 13 Year FY20 FY20 FY20 FY20 Week Ending 11-Apr 18-Apr 25-Apr 2-May Net Sales $ 23 $ 33 $ 36 $ 26 Collections & Disbursements Total Collections 24 31 31 27 Total Operating Disbursements (71) (70) (65) (89) Total Non-Operating Disbursements (3) (0) (0) (9) Net Cash Flow $ (50) $ (39) $ (34) $ (71) 1 of 1 # ConfidentialHIGHLY CONFIDENTIAL J.C. Penney Company, Inc. Weekly Cash Flow (US $ MMs) Fiscal Month Apr Apr Apr Apr Fiscal Week 10 11 12 13 Year FY20 FY20 FY20 FY20 Week Ending 11-Apr 18-Apr 25-Apr 2-May Net Sales $ 23 $ 33 $ 36 $ 26 Collections & Disbursements Total Collections 24 31 31 27 Total Operating Disbursements (71) (70) (65) (89) Total Non-Operating Disbursements (3) (0) (0) (9) Net Cash Flow $ (50) $ (39) $ (34) $ (71) 1 of 1 # Confidential

HIGHLY CONFIDENTIAL J.C. Penney Company, Inc. Borrowing Base Roll Forward (US $ MMs) Fiscal Month Apr Apr Fiscal Week 10 13 Year FY20 FY20 Week Ending 11-Apr 2-May Borrowing Base Credit Card Receivables $ 4 $ 15 Eligible External Inventory 2,061 2,052 Total Reserves (153) (153) # Confidential 1 of 1HIGHLY CONFIDENTIAL J.C. Penney Company, Inc. Borrowing Base Roll Forward (US $ MMs) Fiscal Month Apr Apr Fiscal Week 10 13 Year FY20 FY20 Week Ending 11-Apr 2-May Borrowing Base Credit Card Receivables $ 4 $ 15 Eligible External Inventory 2,061 2,052 Total Reserves (153) (153) # Confidential 1 of 1

JCPenney Co., Inc. US$ Millions 2020-Q1 8-Feb 15-Feb 22-Feb 29-Feb 7-Mar 14-Mar 21-Mar 28-Mar 4-Apr Total Payroll & Benefits (32) (58) (33) (45) (35) (38) (107) (40) (31)JCPenney Co., Inc. US$ Millions 2020-Q1 8-Feb 15-Feb 22-Feb 29-Feb 7-Mar 14-Mar 21-Mar 28-Mar 4-Apr Total Payroll & Benefits (32) (58) (33) (45) (35) (38) (107) (40) (31)

JCPenney Co. Inc. PRO-FORMA BORROWING BASE ($ in millions) FY 2020 Feb Available Inventory $1,850 Available Cc Receivables 35 Total Reserves (158) Borrowing Base 1,727 Revolving Commitment 2,350 Lower of Borrowing Base or Revolving Commitment 1,727 Minimum excess availability - Bank Borrowings 0 Letters of Credit (204) Availability 1,523JCPenney Co. Inc. PRO-FORMA BORROWING BASE ($ in millions) FY 2020 Feb Available Inventory $1,850 Available Cc Receivables 35 Total Reserves (158) Borrowing Base 1,727 Revolving Commitment 2,350 Lower of Borrowing Base or Revolving Commitment 1,727 Minimum excess availability - Bank Borrowings 0 Letters of Credit (204) Availability 1,523

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2018 Sales by Store # of stores >=30mm $225 5 29-30mm $59 2 28-29mm $57 2 27-28mm $111 4 26-27mm $159 6 25-26mm $230 9 24-25mm $97 4 23-24mm $141 6 22-23mm $247 11 21-22mm $257 12 20-21mm $448 22 19-20mm $507 26 18-19mm $351 19 17-18mm $456 26 16-17mm $509 31 15-16mm $514 33 14-15mm $751 52 13-14mm $593 44 12-13mm $662 53 11-12mm $623 54 10-11mm $589 56 9-10mm $388 41 8-9mm $434 51 7-8mm $413 55 6-7mm $365 56 5-6mm $143 26 4-5mm $194 44 3-4mm $248 71 2-3mm $66 24 1-2mm $0 0 >0 -1mm $0 1 <0 $0 0 - 100 200 300 400 500 600 700 800 Deutsche Bank Aggregate Store Group FY 2018 Sales ($ in mm) Investment Bank Note: Sales includes Merchandise and Service Sales. Stores Grouped by FY 2018 Sales81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2018 Sales by Store # of stores >=30mm $225 5 29-30mm $59 2 28-29mm $57 2 27-28mm $111 4 26-27mm $159 6 25-26mm $230 9 24-25mm $97 4 23-24mm $141 6 22-23mm $247 11 21-22mm $257 12 20-21mm $448 22 19-20mm $507 26 18-19mm $351 19 17-18mm $456 26 16-17mm $509 31 15-16mm $514 33 14-15mm $751 52 13-14mm $593 44 12-13mm $662 53 11-12mm $623 54 10-11mm $589 56 9-10mm $388 41 8-9mm $434 51 7-8mm $413 55 6-7mm $365 56 5-6mm $143 26 4-5mm $194 44 3-4mm $248 71 2-3mm $66 24 1-2mm $0 0 >0 -1mm $0 1 <0 $0 0 - 100 200 300 400 500 600 700 800 Deutsche Bank Aggregate Store Group FY 2018 Sales ($ in mm) Investment Bank Note: Sales includes Merchandise and Service Sales. Stores Grouped by FY 2018 Sales

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2019 Sales by Store # of stores >=30mm 5 $202 0 29-30mm $0 28-29mm 0 $0 2 27-28mm $55 26-27mm $79 3 25-26mm 2 $51 24-25mm $147 6 23-24mm 4 $94 22-23mm $158 7 21-22mm $193 9 20-21mm 12 $245 19-20mm $310 16 18-19mm 16 $295 17-18mm $562 32 16-17mm $348 21 15-16mm $385 25 14-15mm $565 39 13-14mm $553 41 12-13mm $776 62 11-12mm $612 53 10-11mm $632 60 9-10mm $538 56 8-9mm $485 57 7-8mm $476 64 6-7mm $355 55 5-6mm $267 48 4-5mm $169 38 3-4mm $251 72 2-3mm $109 40 1-2mm $0 0 >0 -1mm $0 1 <0 $0 0 - 100 200 300 400 500 600 700 800 900 Aggregate Store Group FY 2019 Sales ($ in mm) Deutsche Bank Investment Bank Note: Sales includes Merchandise and Service Sales. Stores Grouped by FY 2019 Sales81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2019 Sales by Store # of stores >=30mm 5 $202 0 29-30mm $0 28-29mm 0 $0 2 27-28mm $55 26-27mm $79 3 25-26mm 2 $51 24-25mm $147 6 23-24mm 4 $94 22-23mm $158 7 21-22mm $193 9 20-21mm 12 $245 19-20mm $310 16 18-19mm 16 $295 17-18mm $562 32 16-17mm $348 21 15-16mm $385 25 14-15mm $565 39 13-14mm $553 41 12-13mm $776 62 11-12mm $612 53 10-11mm $632 60 9-10mm $538 56 8-9mm $485 57 7-8mm $476 64 6-7mm $355 55 5-6mm $267 48 4-5mm $169 38 3-4mm $251 72 2-3mm $109 40 1-2mm $0 0 >0 -1mm $0 1 <0 $0 0 - 100 200 300 400 500 600 700 800 900 Aggregate Store Group FY 2019 Sales ($ in mm) Deutsche Bank Investment Bank Note: Sales includes Merchandise and Service Sales. Stores Grouped by FY 2019 Sales

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2018 4‐Wall Operating Profit by Store # of stores 2 >=7mm $21 3 6-7mm $20 10 5-6mm $53 33 4-5mm $145 80 3-4mm $274 180 2-3mm $437 304 1-2mm $457 >0 -1mm $143 228 <0 ($14) 6 (50) 50 150 250 350 450 550 Aggregate Store Group FY 2018 4-Wall Operating Profit ($ in mm) (1) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Deutsche Bank costs. Investment Bank costs. Stores Grouped by FY 2018 4-Wall Operating Profit81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2018 4‐Wall Operating Profit by Store # of stores 2 >=7mm $21 3 6-7mm $20 10 5-6mm $53 33 4-5mm $145 80 3-4mm $274 180 2-3mm $437 304 1-2mm $457 >0 -1mm $143 228 <0 ($14) 6 (50) 50 150 250 350 450 550 Aggregate Store Group FY 2018 4-Wall Operating Profit ($ in mm) (1) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Deutsche Bank costs. Investment Bank costs. Stores Grouped by FY 2018 4-Wall Operating Profit

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2019 4‐Wall Operating Profit by Store # of stores 7-8mm $0 0 6-7mm $13 2 5-6mm $10 2 4-5mm $63 14 3-4mm $183 53 2-3mm $295 125 1-2mm $423 292 >0 -1mm $194 347 <0 ($16) 11 (50) 50 150 250 350 450 Aggregate Store Group FY 2019 4-Wall Operating Profit ($ in mm) Deutsche Bank (1) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Investment Bank Stores Grouped by FY 2019 4-Wall Operating Profit81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2019 4‐Wall Operating Profit by Store # of stores 7-8mm $0 0 6-7mm $13 2 5-6mm $10 2 4-5mm $63 14 3-4mm $183 53 2-3mm $295 125 1-2mm $423 292 >0 -1mm $194 347 <0 ($16) 11 (50) 50 150 250 350 450 Aggregate Store Group FY 2019 4-Wall Operating Profit ($ in mm) Deutsche Bank (1) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Investment Bank Stores Grouped by FY 2019 4-Wall Operating Profit

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2018 4‐Wall EBITDA by Store # of stores >=7mm $12 1 6-7mm 1 $7 5-6mm $11 2 4-5mm $70 16 3-4mm $152 45 2-3mm $283 116 1-2mm $478 329 >0 -1mm $195 324 <0 ($17) 12 (50) 50 150 250 350 450 550 Aggregate Store Group FY 2018 4-Wall EBITDA ($ in mm) Deutsche Bank (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 1 Investment Bank Stores Grouped by FY 2018 4-Wall EBITDA81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2018 4‐Wall EBITDA by Store # of stores >=7mm $12 1 6-7mm 1 $7 5-6mm $11 2 4-5mm $70 16 3-4mm $152 45 2-3mm $283 116 1-2mm $478 329 >0 -1mm $195 324 <0 ($17) 12 (50) 50 150 250 350 450 550 Aggregate Store Group FY 2018 4-Wall EBITDA ($ in mm) Deutsche Bank (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 1 Investment Bank Stores Grouped by FY 2018 4-Wall EBITDA

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2019 4‐Wall EBITDA by Store # of stores 1 8-9mm $9 2 7-8mm $15 6-7mm 4 $26 5-6mm $61 11 4-5mm $165 37 3-4mm $265 77 2-3mm $435 177 1-2mm $436 293 >0 -1mm $159 239 <0 ($14) 5 (50) 50 150 250 350 450 550 Aggregate Store Group FY 2019 4-Wall EBITDA ($ in mm) (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above Deutsche Bank reflect the Company’s in-progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. 2 Investment Bank Stores Grouped by FY 2019 4-Wall EBITDA81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) FY 2019 4‐Wall EBITDA by Store # of stores 1 8-9mm $9 2 7-8mm $15 6-7mm 4 $26 5-6mm $61 11 4-5mm $165 37 3-4mm $265 77 2-3mm $435 177 1-2mm $436 293 >0 -1mm $159 239 <0 ($14) 5 (50) 50 150 250 350 450 550 Aggregate Store Group FY 2019 4-Wall EBITDA ($ in mm) (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above Deutsche Bank reflect the Company’s in-progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. 2 Investment Bank Stores Grouped by FY 2019 4-Wall EBITDA

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) Store Closure Summary 2019 4-Wall (3) 2019 4-Wall Operating profit (2) Proposed closure status Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Open – Owned 228 30 $3,055 $599 $468 Closed – Owned 49 7 432 48 29 Open – Ground Leased 90 11 1,222 218 165 Closed – Ground Leased 19 2 177 17 10 Open – Leased 286 29 3,012 567 436 Closed – Leased 174 14 1,016 109 57 Total 846 93 $8,914 $1,558 $1,165 (1) Reflects latest thinking on stores as of April 2020, exact number continues to evolve. Deutsche Bank (2) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress 3 Investment Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. (3) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD (1) Store Closure Summary 2019 4-Wall (3) 2019 4-Wall Operating profit (2) Proposed closure status Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Open – Owned 228 30 $3,055 $599 $468 Closed – Owned 49 7 432 48 29 Open – Ground Leased 90 11 1,222 218 165 Closed – Ground Leased 19 2 177 17 10 Open – Leased 286 29 3,012 567 436 Closed – Leased 174 14 1,016 109 57 Total 846 93 $8,914 $1,558 $1,165 (1) Reflects latest thinking on stores as of April 2020, exact number continues to evolve. Deutsche Bank (2) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress 3 Investment Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. (3) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Lease Term Remaining 2019 4-Wall (2) Operating Lease 2019 4-Wall Operating profit (1) Term Remaining Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) >= 50 years 12 1 $126 $20 $15 >= 30 years <50 years 47 6 532 81 57 >=10 years <30 years 350 33 3,079 523 386 < 10 Years 51 3 291 51 34 Total 460 43 $4,028 $675 $492 2019 4-Wall (2) Ground Lease 2019 4-Wall Operating profit (1) Term Remaining Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) >= 50 years 46 5 $594 $100 $75 >= 30 years <50 years 30 4 365 60 45 >=10 years <30 years 32 5 431 74 54 < 10 Years 1 0 10 2 1 Total 109 14 $1,399 $235 $175 Deutsche Bank (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress 4 analysis as of InA vest pril 30, ment2020, Bankand therefore, the above 4-wall EBITDA values should not be relied upon. (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Lease Term Remaining 2019 4-Wall (2) Operating Lease 2019 4-Wall Operating profit (1) Term Remaining Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) >= 50 years 12 1 $126 $20 $15 >= 30 years <50 years 47 6 532 81 57 >=10 years <30 years 350 33 3,079 523 386 < 10 Years 51 3 291 51 34 Total 460 43 $4,028 $675 $492 2019 4-Wall (2) Ground Lease 2019 4-Wall Operating profit (1) Term Remaining Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) >= 50 years 46 5 $594 $100 $75 >= 30 years <50 years 30 4 365 60 45 >=10 years <30 years 32 5 431 74 54 < 10 Years 1 0 10 2 1 Total 109 14 $1,399 $235 $175 Deutsche Bank (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress 4 analysis as of InA vest pril 30, ment2020, Bankand therefore, the above 4-wall EBITDA values should not be relied upon. (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2019 Rent Expense 2019 4-Wall (2) Operating Lease 2019 4-Wall Operating profit (1) Rent expense PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 64 9 $715 $120 $89 >$2.00, <$3,00 PSF 83 9 860 154 116 >$3.00, <$4.00 PSF 94 10 925 163 125 >=$4.00 PSF 80 8 882 115 78 Total 321 36 $3,382 $551 $407 2019 4-Wall (2) Ground Lease 2019 4-Wall Operating profit (1) Rent expense PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 60 9 $807 $139 $103 >$2.00, <$3,00 PSF 15 2 218 43 34 >$3.00, <$4.00 PSF 20 2 209 34 26 >=$4.00 PSF 14 1 164 18 13 Total 109 14 $1,399 $235 $175 Note: From Third Party Advisor August 2019 analysis. This only includes rent expense from the 430 operating leased and ground leased properties that the Third Party Advisor included in their analysis. Deutsche Bank (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress 5 Investment Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2019 Rent Expense 2019 4-Wall (2) Operating Lease 2019 4-Wall Operating profit (1) Rent expense PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 64 9 $715 $120 $89 >$2.00, <$3,00 PSF 83 9 860 154 116 >$3.00, <$4.00 PSF 94 10 925 163 125 >=$4.00 PSF 80 8 882 115 78 Total 321 36 $3,382 $551 $407 2019 4-Wall (2) Ground Lease 2019 4-Wall Operating profit (1) Rent expense PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 60 9 $807 $139 $103 >$2.00, <$3,00 PSF 15 2 218 43 34 >$3.00, <$4.00 PSF 20 2 209 34 26 >=$4.00 PSF 14 1 164 18 13 Total 109 14 $1,399 $235 $175 Note: From Third Party Advisor August 2019 analysis. This only includes rent expense from the 430 operating leased and ground leased properties that the Third Party Advisor included in their analysis. Deutsche Bank (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress 5 Investment Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2018 Occupancy Costs (Owned, Ground Leased and Operating Leased) 2019 4-Wall (2) 2019 4-Wall Operating profit (1) Occupancy cost PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 210 26 $2,348 $443 $349 >$2.00, <$3,00 PSF 158 20 1,796 324 239 >$3.00, <$4.00 PSF 149 15 1,431 269 205 >=$4.00 PSF 329 32 3,340 521 372 Total 846 93 $8,914 $1,558 $1,165 (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress Deutsche Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. 6 Investment Bank (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2018 Occupancy Costs (Owned, Ground Leased and Operating Leased) 2019 4-Wall (2) 2019 4-Wall Operating profit (1) Occupancy cost PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 210 26 $2,348 $443 $349 >$2.00, <$3,00 PSF 158 20 1,796 324 239 >$3.00, <$4.00 PSF 149 15 1,431 269 205 >=$4.00 PSF 329 32 3,340 521 372 Total 846 93 $8,914 $1,558 $1,165 (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress Deutsche Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. 6 Investment Bank (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2019 Occupancy Costs (Owned, Ground Leased and Operating Leased) 2019 4-Wall (2) 2019 4-Wall Operating profit (1) Occupancy cost PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 211 27 $2,404 $456 $357 >$2.00, <$3,00 PSF 145 19 1,690 308 229 >$3.00, <$4.00 PSF 156 16 1,439 263 198 >=$4.00 PSF 334 32 3,382 531 381 Total 846 93 $8,914 $1,558 $1,165 (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress Deutsche Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. 7 Investment Bank (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD FY 2019 Occupancy Costs (Owned, Ground Leased and Operating Leased) 2019 4-Wall (2) 2019 4-Wall Operating profit (1) Occupancy cost PSF Stores SF (millions) 2019 Sales (millions) EBITDA (millions) (millions) Up to $2.00 PSF 211 27 $2,404 $456 $357 >$2.00, <$3,00 PSF 145 19 1,690 308 229 >$3.00, <$4.00 PSF 156 16 1,439 263 198 >=$4.00 PSF 334 32 3,382 531 381 Total 846 93 $8,914 $1,558 $1,165 (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in-progress Deutsche Bank analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. 7 Investment Bank (2) 4-Wall operating profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Real Estate Appraisal Summary — “Lit” Value Total Store Base (1) Real Estate Lit Value Appraisal Summary ($ in millions except number of stores) $3,392 $1,995 $1,676 $1,397 $649 $488 $319 $259 -- Owned Ground Lease Operating Total Owned Ground Lease Operating Total Grand Total Lease Unencumbered Lease Encumbered Stores Stores Unencumbered Encumbered Stores Total Total Ground Operating Total UE Ground Operating Owned Owned Encumbered Grand Total Lease Lease Stores Lease Lease Stores (2) # of stores 65 49 460 574 212 60 -- 272 846 FY'19 4-Wall $166 $97 $675 $938 $482 $139 -- $620 $1,558 (3) EBITDA (1) The Company has not yet appraised 5 encumbered stores and 105 unencumbered stores based on a variety of factors, namely lease term, square footage and / or mall grade. Value does not include that of unappraised stores. (2) Reflects current store count, not adjusted for any contemplated closures. Deutsche Bank (3) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in- 8 Investment Bank progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. Source: Company, Third Party appraisal81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Real Estate Appraisal Summary — “Lit” Value Total Store Base (1) Real Estate Lit Value Appraisal Summary ($ in millions except number of stores) $3,392 $1,995 $1,676 $1,397 $649 $488 $319 $259 -- Owned Ground Lease Operating Total Owned Ground Lease Operating Total Grand Total Lease Unencumbered Lease Encumbered Stores Stores Unencumbered Encumbered Stores Total Total Ground Operating Total UE Ground Operating Owned Owned Encumbered Grand Total Lease Lease Stores Lease Lease Stores (2) # of stores 65 49 460 574 212 60 -- 272 846 FY'19 4-Wall $166 $97 $675 $938 $482 $139 -- $620 $1,558 (3) EBITDA (1) The Company has not yet appraised 5 encumbered stores and 105 unencumbered stores based on a variety of factors, namely lease term, square footage and / or mall grade. Value does not include that of unappraised stores. (2) Reflects current store count, not adjusted for any contemplated closures. Deutsche Bank (3) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in- 8 Investment Bank progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. Source: Company, Third Party appraisal

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Real Estate Appraisal Summary — “Dark” Value Total Store Base (1) Real Estate Dark Value Appraisal Summary ($ in millions except number of stores) $1,820 $1,124 $979 $696 $404 $151 $141 $146 -- Owned Ground Lease Operating Total Owned Ground Lease Operating Total Grand Total Lease Unencumbered Lease Encumbered Stores Stores Unencumbered Encumbered Stores Total Total Ground Operating Total UE Ground Operating Owned Owned Encumbered Grand Total Lease Lease Stores Lease Lease Stores (2) # of stores 65 49 460 574 212 60 -- 272 846 FY'19 4-Wall $166 $97 $675 $938 $482 $139 -- $620 $1,558 (3) EBITDA (1) The Company has not yet appraised 5 encumbered stores and 105 unencumbered stores based on a variety of factors, namely lease term, square footage and / or mall grade. Value does not include that of unappraised stores. (2) Reflects current store count, not adjusted for any contemplated closures. Deutsche Bank (3) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in- 9 Investment Bank progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. Source: Company, Third Party appraisal81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Real Estate Appraisal Summary — “Dark” Value Total Store Base (1) Real Estate Dark Value Appraisal Summary ($ in millions except number of stores) $1,820 $1,124 $979 $696 $404 $151 $141 $146 -- Owned Ground Lease Operating Total Owned Ground Lease Operating Total Grand Total Lease Unencumbered Lease Encumbered Stores Stores Unencumbered Encumbered Stores Total Total Ground Operating Total UE Ground Operating Owned Owned Encumbered Grand Total Lease Lease Stores Lease Lease Stores (2) # of stores 65 49 460 574 212 60 -- 272 846 FY'19 4-Wall $166 $97 $675 $938 $482 $139 -- $620 $1,558 (3) EBITDA (1) The Company has not yet appraised 5 encumbered stores and 105 unencumbered stores based on a variety of factors, namely lease term, square footage and / or mall grade. Value does not include that of unappraised stores. (2) Reflects current store count, not adjusted for any contemplated closures. Deutsche Bank (3) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in- 9 Investment Bank progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. Source: Company, Third Party appraisal

81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Real Estate Appraisal Summary — “Lit” and “Dark” Value Total Warehouse Base Real Estate Lit Value Appraisal Summary ($ in millions except number of Real Estate Dark Value Appraisal Summary ($ in millions except number of (1) (1) warehouses) warehouses) $356 $356 $218 $218 -- -- Unemcumbered Encumbered WH Grand Total Unemcumbered Encumbered WH Grand Total Operating Lease Owned Operating Lease Owned Unemcumbered Operating Unemcumbered Operating Encumbered Stores Encumbered Stores Owned Grand Total Grand Total Lease Lease Owned (2) # of WH 56 11 56 11 FY’19 4-Wall -- -- -- -- -- -- (3) EBITDA (1) The Company has not yet appraised 5 unencumbered lease distribution centers based on a variety of factors, namely lease term and / or square footage. Value does not include that of unappraised distribution centers. (2) Reflects current count, not adjusted for any contemplated closures. Deutsche Bank (3) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in- 10 Investment Bank progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. Source: Company, Third Party appraisal81ni 81ni 81ni 81nidZ dZ dZ dZpG pG pG pGqzkS qzkS qzkS qzkSD D D DM M M MpD pD pD pD Real Estate Appraisal Summary — “Lit” and “Dark” Value Total Warehouse Base Real Estate Lit Value Appraisal Summary ($ in millions except number of Real Estate Dark Value Appraisal Summary ($ in millions except number of (1) (1) warehouses) warehouses) $356 $356 $218 $218 -- -- Unemcumbered Encumbered WH Grand Total Unemcumbered Encumbered WH Grand Total Operating Lease Owned Operating Lease Owned Unemcumbered Operating Unemcumbered Operating Encumbered Stores Encumbered Stores Owned Grand Total Grand Total Lease Lease Owned (2) # of WH 56 11 56 11 FY’19 4-Wall -- -- -- -- -- -- (3) EBITDA (1) The Company has not yet appraised 5 unencumbered lease distribution centers based on a variety of factors, namely lease term and / or square footage. Value does not include that of unappraised distribution centers. (2) Reflects current count, not adjusted for any contemplated closures. Deutsche Bank (3) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. 4-wall EBITDA values presented above reflect the Company’s in- 10 Investment Bank progress analysis as of April 30, 2020, and therefore, the above 4-wall EBITDA values should not be relied upon. Source: Company, Third Party appraisal